UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2016

21st CENTURY ONCOLOGY

HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-170812	26-1747745
(Commission File Number)	(I.R.S. Employer Identification No.)

2270 Colonial Boulevard Fort Myers, Florida	33907
(Address of Principal Executive Offices)	(Zip Code)

(239) 931-7275
(Registrant’s Telephone Number, including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                   Results of Operations and Financial Condition.

On February 12, 2016, 21st Century Oncology Holdings, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) its quarterly report on Form 10-Q for the quarter ended September 30, 2015 (the “Quarterly Report”). Certain of the financial information contained in the Quarterly Report updates and adjusts the preliminary financial results for the same period set forth in a press release issued by the Company and furnished to the SEC as Exhibit 99.1 to Form 8-K on November 16, 2015 due to the completion of the Company’s financial closing procedures for the quarter ended September 30, 2015. The updates and adjustments relate to additional accrual resulting from the GAMMA investigation matter, recognition of the Company’s freestanding warrants and the accretion of the Company’s Series A Convertible Preferred Stock. The Company recognized an additional accrual of $29.0 million related to the GAMMA investigation matter, recognized an additional liability of $3.8 million with respect to the recognition of the freestanding warrants, decreased the amount of the Series A Convertible Preferred Stock by $33.7 million, increased additional paid-in capital by $30.7 million and decreased retained deficit by $29.8 million.  The full effects of the updates and adjustments on the Company’s financial condition and results of operations as of and for the three and nine months ended September 30, 2015 are described in the Quarterly Report.  These updates and adjustments have not impacted the Company’s previously reported Pro-Forma Adjusted EBITDA.

A reconciliation of the updates and adjustments to the previously reported preliminary financial results are attached hereto as Exhibit 99.1.

The information in this item shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
99.1	Reconciliation of Preliminary Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

21st CENTURY ONCOLOGY HOLDINGS, INC.

Date: February 12, 2016	By:	/s/ LeAnne M. Stewart
Name: LeAnne M. Stewart
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Reconciliation of Preliminary Financial Statements